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                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Statement of Additional Information of the WM Diversified Strategies III Variable Annuity (filed under Post-Effective Amendment No 4 under the Securities Act of 1933), which is incorporated by reference in this Registration Statement on Form N-4 for Variable Separate Account of AIG SunAmerica Life Assurance Company (formerly known as Anchor National Life Insurance Company) of our report dated March 29, 2004, relating to the consolidated financial statements of AIG SunAmerica Life Assurance Company and our report dated March 12, 2004, relating to the financial statements of Variable Separate Account. We also consent to the incorporation by reference of these reports into the WM Diversified Strategies III Variable Annuity Prospectus (filed under Post-Effective Amendment No 4 under the Securities Act of 1933), which is incorporated by reference in this Registration Statement. We also consent to the reference to us under the heading "Independent Accountants" in such Prospectus and to the reference to us under the heading "Financial Statements" in such Statement of Additional Information.

PricewaterhouseCoopers LLP
Los Angeles, California
May 18, 2004